EXHIBIT 99.1
NASDAQ: FCTR KBW 6th Annual Community Bank Investor Conference Tuesday, July 26, 2005 The Right Strategy for Growth 1

Presenting for First Charter... Robert E. James, Jr. President and Chief Executive Officer Charles A. Caswell Chief Financial Officer 2

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

A Quick Look at First Charter Strategy for Long-Term Growth Financial Update First Charter - A Compelling Investment Choice The Right Strategy for Growth 4

A Long History of Service and Growth 5 Founded in 1888 Key Bank Acquisitions Bank of Union $147 million in assets / 1995 Carolina State Bank $133 million in assets / 1997 Home Federal Savings $1.03 billion in assets / 1998 Carolina First Bancshares $791.7 million in assets / 2000 Other Key Acquisitions Ten Insurance Agency Acquisitions since 1998 Southeastern Benefit Services (SEBS) in 2003

The Right Place for Growth .....as of June 30, 2005 Assets: $4.6 Billion Deposits: $2.7 Billion 58 Banking & Insurance Offices 1,100 Employees Serving 151,000 Households Market Cap: $670.8 Million 6

Management Team Committed to Growth Bob James 54 President & CEO Centura Bank 1999 SunTrust Bank Rick Manley 48 Chief Banking Officer Centura Bank 1999 Barnett Bank NAME AGE TITLE PREVIOUS YEAR OF HIRE Steve Rownd 46 Chief Risk Officer SunTrust Bank 2000 Barnett Bank Chuck Caswell 43 Chief Financial Officer Integra Bank 2005 Centura Bank Cecil Smith 57 Chief Information Officer Duke Energy 2005 Wachovia 7

Recent Management Actions Expense Management Consolidation of Insurance Offices Review of Supplier Relationships Business Improvement Expanded Branch Hours of Operation Market Expansion Raleigh 8

Long-Term Growth Objectives Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise 9

Our Strategy for Achieving Growth Community Banking Model Vibrant Markets Large, Bureaucratic Competitors Organic Growth Exceptional Service Comprehensive Set of Products Convenience Controlled Market Expansion De Novo Branches Smart Acquisitions 10

Components of Growth 11

Components of Growth Service Quality CHecking Account Marketing Program Complementary Business Lines Emphasis on Commercial Market Enterprise Expansion 12

Service Quality 13

Delivering "Expect More" Service 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q/05 2Q05 75 79 83 80 80 82 81 80 83 82 83 85 82 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers 82% 27

14 CHecking Account Marketing Program (CHAMP)

2002 2003 2004 '6/2005 19068 40995 38607 Acquiring New Customers ....CHAMP Results as of June 30, 2005 Net Fee Revenue Per Account $227 2003 2002 2004 6/2005 16

2002 2003 2004 '6/2005 19068 40995 38607 21714 Acquiring New Customers ....CHAMP Results as of June 30, 2005 Net Fee Revenue Per Account $227 2003 2002 2004 6/2005 17

Increasing Cross-Sales Opportunities Strong Service Culture = Multiple Product Sales 06/30/05 Products Sold 27,185 9,374 New Core HHs Cross-Sell Ratio 2.9 06/30/05 New Core Retail HHs 18

Meeting Customers' Needs Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services 19

Emphasizing the Commercial Market Six New Commercial Relationship Officers Increased Focus on C&I Lending Small Business Market Program 20

Expanding the Enterprise Replacement Financial Centers Charlotte Monroe Concord 21

Monroe Expanding the Enterprise 22

Expanding the Enterprise Replacement Financial Centers Charlotte Monroe Concord De Novo Colony Place, Charlotte Raleigh 23

Expanding the Enterprise Raleigh Market Vibrant, Growing Market Loan Production Teams Established Financial Center Planned Future Opportunities 24

Financial Update 25

Growth in Second Quarter 2005 Net Income Up $1.0 Million or 10.0% to $11.3 Million EPS Increased from $.34 to $.37 or 8.8% Year to date EPS increased from $.65 to $.71 Margin: 3.03 vs 3.07 Year Ago 3.03 vs 3.06 Last Quarter ROA: 1.00% ROE: 14.12% Efficiency Ratio: 59.70% 2Q 2005 Compared to 2Q 2004 26

Loans 2Q04 3Q04 4Q04 1Q05 2Q05 Commercial 1.3093 1.3439 1.3208 1.333 1.4489 Mortgage 0.315 0.3312 0.3476 0.5829 0.5813 Consumer 0.724 0.7501 0.7713 0.7886 0.8282 Loan Growth - Total Loans Grew 22% over the past year and 23% annualized in the second quarter .... in Billions 22% 27

Asset Quality Remains Sound Second Quarter 2005 First Quarter 2005 Past Dues 0.45% 0.51% Nonaccrual Loans 0.34% 0.34% Nonperforming Assets 0.57% 0.62% Net Charge-Offs 0.19% 0.21% Allowance for Loan Losses as a % of loans 1.02% 1.02% Allowance for Loan Losses as a % of nonaccrual loans 295% 296% 28

Deposit Growth - Deposits are up 6% over the past year and 7% annualized in the quarter Deposits 2Q04 3Q04 4Q04 1Q05 2Q05 CDs 1.2116 1.1954 1.2855 1.3718 1.4286 Interest Checking & MM 1.0145 0.9935 0.9466 0.9279 0.9158 Noninterest bearing 0.3687 0.3682 0.3778 0.403 0.407 .... in Billions Noninterest bearing DDA up 10% vs. year ago and 4% annualized in the quarter 29

Deposit Service Charges Increased 11% over Q2 2004 Loans 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 5.674 5.768 5.605 6.346 6.781 6.832 6.236 7.061 .... in Millions 30

Balance Sheet Focus -------Loan Yields (up 99 bp)------- ------Deposit Yields (up 54 bp)---- Community Bank - Asset Sensitive 31

Balance Sheet Focus Wholesale Bank - Liability Sensitive Securities Yields (stable) Wholesale Borrowing Yields (up 144 bp) 32

Securities Portfolio 33% Securities Portfolio 33% June 30, 2005 Securities Portfolio 40% June 30, 2004 Securities Portfolio 40% Loans 60% Loans 67% Securities Portfolio as a percent of earning assets reduced by 7% over last year. Securities reduced by $28 Million in Second Quarter. 33

Reduce Reliance on Securities Gains Allocate Balance Sheet to Asset Classes with Highest Return Diversify Wholesale Funding Sources Manage Capital to Support Growth Balance Sheet Management Initiatives 34

A Compelling Investment Opportunity 35

Vibrant, Growing Markets Tremendous Growth Potential for Community Bank Model New Executive Management Team Commitment to Improved Performance Net Interest Margin Operating Efficiency Continued emphasis on Credit Quality Franchise Growth A Compelling Investment Opportunity 36

Questions 37

Check our Website at www.firstcharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 38

NASDAQ: FCTR KBW 6th Annual Community Bank Investor Conference Tuesday, July 26, 2005 The Right Strategy for Growth 39